COMMERCIAL VARIABLE RATE PROMISSORY NOTE

                                              BORROWER
                                              American Consumers, Inc.
                                              Shop Rite Supermarkets

LENDER                                        ADDRESS
Northwest Georgia Bank                        418 Alamar Street
POST OFFICE BOX 5377                          Ft Oglethorpe, GA  30742
FT OGLETHORPE, GA 30742                       Telephone No.   Identification No.
(706) 861-3010  ID No. 58-1033765             (706) 861-3347  58-1033765

------------------------------------------------------------------------------------------------------------------
    OFFICER             INTEREST        PRINCIPAL          FUNDING      MATURITY      CUSTOMER          LOAN
 IDENTIFICATION           RATE           AMOUNT/          AGREEMENT       DATE         NUMBER          NUMBER
     KSF:39             VARIABLE         CREDIT              DATE       04/30/06     58-1033765    N-02-722707-51
                                         LIMIT            04/30/01
                                      $171,710.00
------------------------------------------------------------------------------------------------------------------

SSC     CN/34     CAT/1     PURP/E     CT/307

PROMISE TO PAY: For value received, Borrower promises to pay the order of Lender the principal amount of One Hundred Seventy One Thousand Seven Hundred Ten and no/ 100 Dollars ($171,710.00), plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to late charges and expenses, accrued unpaid interest, then to unpaid principal, or in any other order as determined by Lender, in Lender's sole discretion as permitted by law.

INTEREST RATE: This Note has a variable rate feature. The interest rate on this Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of the actual number of days over 360 days per year. Interest on this Note shall be calculated and payable at a variable rate equal to 1.500 % per annum over the Index Rate. The initial interest rate on this Note shall be 9.000 % per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:

     The First Day Of Each Month.

INDEX RATE: The Index Rate for this Note shall be:

     THE WALL STREET JOURNAL PRIME RATE AS PUBLISHED BY THE WALL STREET JOURNAL.

If the Index Rate is redefined or becomes unavailable, then Lender may select another index rate which is substantially similar.

DEFAULT RATE: If there is an Event of Default under this Note, the Lender may, in its discretion, increase the interest rate on this Note to: 16.00% or the maximum interest rate Lender is permitted to charge by law, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and Interest according to the following schedule:

     59 payment of $3,575.96 beginning May 31, 2001 and continuing at monthly time intervals thereafter. A final payment of the unpaid principal balance plus accrued interest is due and payable on April 30, 2006.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing, by Borrower and Lender. If this Note is prepaid in full there will be:

[X] No minimum finance charge.   [_] A minimum finance charge of $_____________.
[_] A prepayment of:

LATE CHARGE: If a payment is received more than 9 days late, Borrower will be charged a late charge of: [X] 5.00% of the unpaid portion of the payment; [_] $_________________ or _______________% of the unpaid portion of the payment, whichever is [_] greater [_] less.

COLLATERAL: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in all of Borrower's right, title, and interest in all monies, instruments, savings, checking and other accounts of Borrower (excluding IRA, Keogh and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. [X] If checked, the obligations under this Note are also secured by the collateral described in any security instruments executed in connection with this Note, and any collateral described in any other security instruments securing this Note or all of Borrower's obligations to Lender.

RENEWAL: [_] If checked, this Note is a renewal, but not a satisfaction, of Loan Number _____________

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THE PERSONS SIGNING BELOW ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND, AND AGREE
TO THE PROVISIONS OF THIS NOTE, INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE, AND FURTHER ACKNOWLEDGE RECEIPT OF AN EXACT COPY OF THIS NOTE.

Dated: April 30, 2001

BORROWER:   American Consumers, Inc.       BORROWER:   American Consumers, Inc.
            Shop Rite Supermarkets                     Shop Rite Supermarkets

By:   /s/ Paul R. Cook                     By:   /s/ Michael A. Richardson
-----------------------------------            ---------------------------------
      Paul R. Cook                               Michael A. Richardson
      Executive V. P. and Treasurer              CEO, President


BORROWER:                                  BORROWER:


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BORROWER:                                  BORROWER:


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